UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 18, 2016

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Performance-Based Restricted Stock Unit Awards

On May 18, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Electronic Arts Inc. (the “Company”) approved the terms of performance-based restricted stock unit awards (the “PRSUs”) to be granted to certain eligible employees at the level of senior vice president and higher in fiscal 2017.  The PRSUs are expected to be granted on June 16, 2016 and will be subject to the terms of the Electronic Arts Inc. 2000 Equity Incentive Plan, as amended, and the terms set forth in the applicable PRSU agreement. The terms of the form of PRSU agreement for fiscal 2017 grants remain unchanged from the PRSUs granted in fiscal 2016 except that in the event of an employee’s death, a number of PRSUs will vest based upon the Company’s total shareholder return (“TSR”) relative to the performance of those companies in the NASDAQ 100 Index (the “NASDAQ 100”) for each applicable measurement period; provided however, such vested PRSUs will not be released until the originally scheduled vest date. Subject to certain exceptions described in the PRSU award agreement, recipients of the PRSUs must be employed by the Company in order for the PRSUs to vest.

The foregoing description is qualified in its entirety by reference to the full form of PRSU award agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On May 19, 2016, the Board of Directors of the Company adopted amendments to the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”) to implement proxy access and make other ministerial, clarifying and conforming changes, as described below. The Bylaws include a new Section 1.6 that permits a stockholder, or group of up to twenty stockholders, owning at least three percent of the Company’s outstanding shares of common stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the Bylaws.

The Bylaws also include changes to Sections 1.5 and 1.7 to account for proxy access and a number of ministerial, clarifying and conforming changes to Sections 1.5, 2.2, 2.3, 2.4 and 7.1.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Electronic Arts Inc., as amended on May 19, 2016.
10.1	Form of 2016 Performance-Based Restricted Stock Unit Agreement*
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	May 23, 2016	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Electronic Arts Inc., as amended on May 19, 2016.
10.1	Form of 2016 Performance-Based Restricted Stock Unit Agreement*
*Management contract or compensatory plan or arrangement.